Capital disclosures and net debt	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Capital disclosures and analysis of changes in net debt	Capital disclosures and net debt
The group defines capital as total equity plus net debt. We maintain our financial framework to support the pursuit of value growth for shareholders, while ensuring a secure financial base.
The group monitors capital on basis of gearing, that is, the ratio of net debt to net debt plus equity. Net debt is calculated as finance debt, as shown in the balance sheet, plus the fair value of associated derivative financial instruments that are used to hedge foreign exchange and interest rate risks relating to finance debt for which hedge accounting is applied, less cash and cash equivalents. Net debt and gearing are non-GAAP measures. bp believes these measures provide useful information to investors. Net debt enables investors to see the economic effect of finance debt, related hedges and cash and cash equivalents in total. Gearing enables investors to see how significant net debt is relative to total equity. The derivatives are reported on the balance sheet within the headings ‘Derivative financial instruments’. All components of equity are included in the denominator of the calculation.
At 31 December 2021, gearing was 25.3% (2020 31.3%).

		$ million
At 31 December	2021	2020
Finance debt	61,176	72,664
Less: fair value asset (liability) of hedges related to finance debt[a]	(118)	2,612
	61,294	70,052
Less: cash and cash equivalents	30,681	31,111
Net debt	30,613	38,941
Total equity	90,439	85,568
Gearing	25.3%	31.3%
[a]    Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $166 million (2020 liability of $236 million) are not included in the calculation of net debt shown above as hedge accounting was not applied for these instruments.

An analysis of changes in liabilities arising from financing activities is provided below.

					$ million
	Finance debt	Currency swaps[a]	Lease liabilities	Net partner payable for leases entered into on behalf of joint operations	Total liabilities arising from financing activities
At 1 January 2021	72,664	(2,965)	9,262	267	79,228
Exchange adjustments	(185)	—	(215)	—	(400)
Net financing cash flow	(8,575)	(126)	(2,082)	(40)	(10,823)
Fair value (gains) losses	(2,578)	3,562	—	—	984
New and remeasured leases/joint operation payables	—	—	1,767	23	1,790
Other movements	(150)	10	(121)	—	(261)
At 31 December 2021	61,176	481	8,611	250	70,518

At 1 January 2020	67,724	918	9,722	290	78,654
Exchange adjustments	349	—	181	4	534
Net financing cash flow	1,589	(226)	(2,442)	(40)	(1,119)
Fair value (gains) losses	2,612	(3,734)	—	—	(1,122)
New and remeasured leases/joint operations payables	—	—	1,579	20	1,599
Other movements	390	77	222	(7)	682
At 31 December 2020	72,664	(2,965)	9,262	267	79,228
[a]    Currency swaps include cross currency interest rate swaps.
The finance debt and currency swap balances above do not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement. The currency swaps are reported on the balance sheet within the headings 'Derivative financial instruments' and are subsets of both derivatives held for trading and derivatives designated in fair value hedge relationships as detailed in Note 29. When hedge accounting is applied to these derivatives they are included in the calculation of net debt shown above.